UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 1, 2009

                     SMITH BARNEY TIDEWATER FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)


   New York                  000-52604               13-3811113
--------------          ------------------     ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)          Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        55 East 59th Street - 10th Floor
                               New York, NY 10022
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On May 1, 2009, the Fund issued 926.6797 Units in exchange for $1,696,000 in a transaction that was not registered under the Act. The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



       SMITH BARNEY TIDEWATER FUTURES FUND L.P.

       By: Citigroup Managed Futures LLC, General Partner



       By  /s/ Jerry Pascucci
               ---------------
               Jerry Pascucci
               President and Director


       By  /s/ Jennifer Magro
               ------------------------
               Jennifer Magro
               Chief Financial Officer and Director


Date: May 6, 2009

                         Citigroup Managed Futures LLC
                        55 East 59th Street - 10th Floor
                               New York, NY 10022


May 6, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:      Smith Barney Tidewater Futures Fund L.P.
         Current Report on Form 8-K

Ladies and Gentlemen:

     On behalf of Smith Barney Tidewater Futures Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the "Commission"), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission's staff have any questions or comments with respect to this filing, please contact the undersigned at (212) 559-5046.

Very truly yours,

/s/ Brian Centner
    -------------
    Brian Centner